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                       [LETTERHEAD OF COOPERS & LYBRAND]

                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Amendment No. 2 to Registration Statement on Form S-1 of our report dated February 27, 1997, on our audits of the consolidated financial statements of Greater Bay Bancorp and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                                    /s/ Coopers & Lybrand L.L.P.

San Francisco, California
March 21, 1997